TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2011
TRANSACTIONS WITH RELATED PARTIES
TRANSACTIONS WITH RELATED PARTIES

3.             TRANSACTIONS WITH RELATED PARTIES

In 2011 MID agreed to pay reasonable legal and advisory fees of certain Class A Shareholders incurred in connection with the Arrangement. In accordance with such agreement, a $2.2 million payment was made to a company owned by an individual who became Chairman of the new Board of Directors (the “Board”) following the completion of the Arrangement, for legal and advisory services relating to the Arrangement.

On July 1, 2011, following completion of the Arrangement, Mr. Frank Stronach no longer serves as the Chairman and Chief Executive Officer of the Company and the Stronach Shareholder no longer has a controlling interest in MID. Consequently, Mr. Stronach and the Company ceased to be related parties for accounting purposes. Furthermore, effective July 1, 2011, MID and Magna are no longer considered to be related parties for accounting purposes due to the factors noted above.

The transactions with Mr. Stronach, Magna and MEC that occurred while related with MID prior to the completion of the Arrangement on June 30, 2011 are noted below.

(a)                                  Loans to MEC

The outstanding balances of the loans receivable from MEC were settled on April 30, 2010 as part of the Plan and the acquisition of the MEC Transferred Assets (note 2). These loans were comprised of: a bridge loan of up to $80.0 million (subsequently increased to $125.0 million) through a non-revolving facility (the “2007 MEC Bridge Loan”); project financing facilities made available to Gulfstream Park Racing Association, Inc. and Remington Park, Inc., the wholly-owned subsidiaries of MEC that owned and/or operated Gulfstream Park and Remington Park, respectively, in the amounts of $162.3 million and $34.2 million, respectively, plus costs and capitalized interest (together, the “MEC Project Financing Facilities”); a loan of up to a maximum commitment, subject to certain conditions being met, of $125.0 million (plus costs and fees) (the “2008 MEC Loan”); and a debtor-in-possession loan extended to MEC in connection with MEC’s Chapter 11 proceedings (the “DIP Loan”). For the year ended December 31, 2011, the Company did not receive interest and other income from MEC as the loans were settled on April 30, 2010 (2010 — $1.8 million; 2009 — $43.5 million).

In connection with the development and completion of the Plan (note 1(a)), the Company estimated the values and resulting recoveries of loans receivable from MEC, net of any related obligations, provided to the Company pursuant to the terms of the Plan. As a result of such analysis, the Company estimated that it would be unable to realize on all amounts due in accordance with the contractual terms of the MEC loans. Accordingly, for the year ended December 31, 2009, the Company recorded a $90.8 million impairment provision related to the loans receivable from MEC, which represented the excess of the carrying amounts of the loans receivable and the estimated recoverable value.

A summary of the changes in the valuation allowance due to changes in the fair value of the MEC Transferred Assets at April 30, 2010 related to the loans receivable from MEC is as follows:

Years ended December 31,	2011	2010	2009
Balance, beginning of year	$—	$90,800	$—
Impairment provision	—	—	90,800
Impairment recovery related to loans receivable from MEC	—	(9,987)	—
Release of valuation allowance on settlement under the Plan	—	(80,813)	—
Balance, end of year	$—	$—	$90,800

As a result of the transfer of the MEC Transferred Assets under the Plan effective April 30, 2010 (note 2), the Company reduced the impairment provision by $10.0 million in the three-month period ended June 30, 2010 as a result of assessing the fair value of the MEC Transferred Assets on April 30, 2010. Estimated recoverable value was determined based on the future cash flows from expected proceeds to be received from Court-approved sales of MEC’s assets, discounted at the loans’ effective interest rate, and the fair value of the collateral based on third-party appraisals or other valuation techniques, such as discounted cash flows, for those MEC assets that were transferred to the Company under the Plan or for which the Court had yet to approve for sale under the Plan, net of expected allowed administrative, priority and other claims to be paid by the Company under the Plan.

The estimates of values and recoveries involved complex considerations and judgments concerning various factors that affected the value of MEC’s assets. Moreover, the value of MEC’s assets was subject to measurement uncertainty and contingencies that were difficult to predict and fluctuated with changes in factors affecting the financial conditions and prospects of such assets. Because valuation recoveries and estimates are made at a specific point in time and are inherently subject to measurement uncertainty, such estimates could differ from actual results.

A reconciliation of the changes in the impairment recovery related to the loans receivable from MEC at the date the MEC Transferred Assets were acquired is presented below:

Directors’ and officers’ insurance proceeds(i)	$13,000
Sale proceeds from liquidated assets under the Plan(ii)	7,538
Bankruptcy claims(iii)	(15,907)
Changes in fair value of net assets retained under the Plan(iv)	5,356
Impairment recovery	$9,987

The significant changes in facts or circumstances that resulted in the recognition of the $10.0 million reduction in the impairment provision in the year ended December 31, 2010 are primarily as a result of the following:

(i)                                     Directors’ and officers’ insurance proceeds

Under the Plan, rights of MID and MEC against MEC’s directors’ and officers’ insurers were preserved with regard to the settlement in order to seek appropriate compensation for the release of all current and former officers and directors of MID and MEC and their respective affiliates. At April 30, 2010, MID was in discussions with the insurers regarding its claim. Given the complex nature of the claim and related discussions, the expected proceeds could not be reasonably estimated. A settlement agreement was subsequently entered into in July 2010 with one of the insurers, resulting in MID receiving compensation of $13.0 million. Given that these events confirmed facts and circumstances that existed at April 30, 2010, the Company recognized an asset and reduced the impairment provision by $13.0 million related to the MEC Transferred Assets on April 30, 2010.

(ii)                                  Sale proceeds from liquidated assets under the Plan

The estimates of sale proceeds from liquidated assets under the Plan increased by approximately $7.5 million primarily as a result of the sale of Thistledown. Thistledown was initially approved for sale in an auction on September 30, 2009; however, the purchaser had the right to terminate the agreement, which it exercised. The sale of Thistledown went back to auction on May 25, 2010 and the Court approved the sale of Thistledown to a third party which subsequently closed on July 27, 2010. Given that the completion of the sale of Thistledown confirmed facts and circumstances that existed at April 30, 2010, the Company used such information to establish the fair value of Thistledown when assessing the fair value of the underlying collateral of the loans. Accordingly, the Company reduced the impairment provision by $7.5 million related to the MEC Transferred Assets on April 30, 2010.

(iii)                               Bankruptcy claims

The settlement of allowed administrative, priority and other claims which the Company assumed under the Plan were ongoing and subject to Court approval. Consequently, the Company made estimates of such settlements based on claims that were resolved, continued to be objected to and/or negotiated and claims which were pending Court approval. As a result, the Company revised the estimates related to expected allowed administrative, priority and other claims assumed by the Company under the Plan by approximately $15.9 million as a result of additional information received and/or the cash settlement of certain allowed administrative, priority and other claims previously outstanding. Accordingly, the Company increased the impairment provision by $15.9 million related to the MEC Transferred Assets on April 30, 2010.

(iv)                              Changes in fair value of net assets retained under the Plan

The Company estimated the working capital of the MEC Transferred Assets under the Plan based on available unaudited internally prepared results and operating projections. On the effective date of the Plan, the fair value of the working capital differed from the original estimates as a result of actual operating results and events related to the bankruptcy process. The Company also estimated the fair value of the real estate of the MEC Transferred Assets taking into consideration: (i) certain economic and industry information relevant to the MEC Transferred Assets’ operating business; (ii) various indications of interest received by MEC in connection with the sales marketing efforts conducted by financial advisors of MEC during the Chapter 11 proceedings; and (iii) third-party real estate appraisals. Throughout the bankruptcy process and to the effective date of the Plan, the Company continually updated such information related to market conditions and assumptions related to the real estate values based on the premise of highest and best use. The appraisals included additional information related to assumptions regarding potential uses, costs related to obtaining appropriate entitlements and demolition costs, and comparable sales data for real estate transactions in each jurisdiction. As a result of changes in fair value of the MEC Transferred Assets, there was a corresponding change in the determination of future tax balances associated with differences between estimated fair value and the tax basis of assets acquired and liabilities assumed. Accordingly, the Company reduced the impairment provision by $5.4 million related to the MEC Transferred Assets on April 30, 2010.

(b)                                  Charges and Sales to Magna

Substantially all rental revenue and income from direct financing leases relate to leases with Magna and its subsidiaries. At December 31, 2010, included in accounts receivable and other assets relating to the long-term portion of a lease termination fee are amounts due from Magna and its subsidiaries in the amount of $1.1 million and $0.5 million, respectively.

On March 5, 2009, MEC announced that one of its subsidiaries in Austria had entered into an agreement to sell to a subsidiary of Magna approximately 100 acres of real estate located in Oberwaltersdorf, Austria for a purchase price of approximately 4.6 million euros ($6.0 million). The transaction was completed on April 28, 2009.

(c)                                  Magna Lease Terminations

During the year ended December 31, 2010, the Company and Magna agreed to terminate the lease on a property in the United States. In conjunction with the lease termination, Magna agreed to pay the Company a fee of $1.9 million, which amount will be collected based on a repayment schedule over the remaining term of the original lease which was scheduled to expire in September 2013. The amount has been recognized in “other gains (losses), net” in the Company’s consolidated statements of income (loss) for the year ended December 31, 2010.

(d)                                  Expansion Costs Reimbursed to Magna

During the first half of 2011, the Company paid $3 thousand (2010 — $0.5 million; 2009 — $0.1 million) to Magna as reimbursement for expenditures incurred by Magna in relation to expansions of the Real Estate Business’ revenue-producing properties.

(e)                                  Charges from Magna

Magna charges the Company for certain administrative and professional services and use of shared facilities. For the first half of 2011, these charges totalled $0.1 million (2010 — $2.4 million; 2009 — $1.1 million) and are included in “general and administrative” expenses in the Company’s consolidated statements of income (loss). The Company also incurred nil costs (2010 — nil; 2009 — $0.1 million) for services provided by Magna in relation to certain properties held for development, which were primarily capitalized to “real estate properties, net”.

During the period from January 1, 2009 to the Petition Date, MEC incurred $1.0 million of charges from Magna and its subsidiaries for rental of facilities and central shared and other services.

Included in “accounts payable and accrued liabilities” at December 31, 2010 are amounts due to Magna and its subsidiaries totalling $0.7 million.

(f)                                    Legal, Consulting and Other Services

In conjunction with the Arrangement (note 1), during the first half of 2011, a $1.0 million payment was approved to an affiliate of Mr. Frank Stronach for services rendered as Chairman of the Company. In December 2010 and 2009, the Compensation Committee recommended to the Board and the Board subsequently approved a $2.0 million payment for each year to an affiliate of Mr. Stronach, Chairman of the Company, for services rendered on behalf of the Company.

Included in “accounts receivable” at December 31, 2010 are amounts due from an entity controlled by Mr. Frank Stronach and his family of $0.6 million related to the reimbursement of expenses incurred for an offer to acquire the Company’s shares. The amount owing was fully repaid in 2011.

During the first half of 2011, the Company incurred $0.1 million (2010 — $0.1 million; 2009 — nil) for consulting services from a company affiliated with a former Director of the Company.

During the year ended December 31, 2009, the Company incurred $0.3 million of legal services at standard billing rates from a legal firm whose Senior Partner had been a Director of the Company from March 17, 2005 to May 7, 2009.

Commencing in November 2008, a company affiliated with a Director of the Company (since August 29, 2003) entered into a consulting arrangement with the Company providing for an annual retainer of $96 thousand plus out-of-pocket business expenses. The Director ceased to be a Director of the Company on May 7, 2009. During the year ended December 31, 2009, $40 thousand was paid by the Company under such arrangement.

These legal, consulting and other costs are included in “general and administrative” expenses in the Company’s consolidated statements of income (loss).